VOLUNTARY CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER of RESIDENTIAL INCOME PROPERTIES, INC., a New York corporation

Certification as to the Information and Representations by Residential Income Properties, Inc. in the Form 8-K Current Report of Cartoon Acquisition, Inc. for the period ended May 31, 2006

State of New York ) County of Wyoming ) ss.

     I, the undersigned, acting as the duly elected President, Secretary, and Treasurer of Residential Income Properties, Inc., a New York corporation (the "Subsidiary"), hereby certify that I reasonably believe the information provided by the Subsidiary and the representations made by the Subsidiary in the Form 8-K Current Report of Cartoon Acquisition, Inc., a United States corporation, for the period ended May 31, 2006 are true, complete, and correct in every material respect, as of May 31, 2006.

       IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May 2006.

By Order of the Board of Directors:

RESIDENTIAL INCOME PROPERTIES, INC.,
a New York corporation

/s/ Randolph S. Hudson

Randolph S. Hudson
President, Secretary, and Treasurer

Exhibit 99.1

Voluntary Certification as to Subsidiary's Representations and Information